UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2016

MINDBODY, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37453	20-1898451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4051 Broad Street, Suite 220

San Luis Obispo, California 93401

(Address of principal executive offices, including zip code)

(877) 755-4279

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2016, MINDBODY, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 2.02 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by MINDBODY, Inc. dated February 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDBODY, INC.

By:	/s/ Brett White
Brett White Chief Financial Officer (Principal Financial Officer)

Date:  February 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by MINDBODY, Inc. dated February 10, 2016.